UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2016

WMIH Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14667	91-1653725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FIFTH AVENUE PLAZA 800 FIFTH AVENUE, SUITE 4100 SEATTLE, WASHINGTON		98104
(Address of Principal Executive Offices)		(Zip Code)

(206) 922-2957

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

As previously reported, on March 19, 2012, WMIH Corp. (formerly known as WMI Holdings Corp. and Washington Mutual, Inc. (the “Company”)) issued $20 million aggregate principal amount of its 13% Senior Second Lien Notes due 2030 (the “Second Lien Notes”) under an indenture, dated as of March 19, 2012, as amended by the First Supplemental Indenture, dated as of May 11, 2015 (the “Second Lien Indenture”), between the Company and Law Debenture Trust Company of New York, as Trustee. Under the Second Lien Indenture, the Company is required to provide, to the holders of the Second Lien Notes, unaudited monthly financial statements with respect to WM Mortgage Reinsurance Company, Inc., the Company’s subsidiary. The unaudited financial statements for WM Mortgage Reinsurance Company, Inc., as of and for the month ended May 31, 2016, are attached to this Form 8-K as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the exhibits include forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this report that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements may include the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “strategy,” “future,” “opportunity,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks are identified and discussed in the Company’s Form 10-K for the year ended December 31, 2015 under Risk Factors in Part I, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and we do not undertake to update any forward-looking statement, except as required by law. Readers should carefully review the statements set forth in the reports, which the Company has filed or will file from time to time with the Securities and Exchange Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit Number	Description
99.1	Unaudited condensed balance sheet and condensed statement of operations of WM Mortgage Reinsurance Company, Inc. as of and for the month ended May 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMIH CORP.
(Registrant)

Date: July 11, 2016	By:	/s/ Charles Edward Smith
Name: Charles Edward Smith
Title: Executive Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Unaudited condensed balance sheet and condensed statement of operations of WM Mortgage Reinsurance Company, Inc. as of and for the month ended May 31, 2016.

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